UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
February 2, 2011
UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York	1-10542	11-2165495
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

7201 West Friendly Avenue
Greensboro, North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (336) 294-4410
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On February 2, 2011, Unifi, Inc. (the “Registrant”) issued a press release announcing its preliminary operating results for its second fiscal quarter ended December 26, 2010, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 7.01. REGULATION FD DISCLOSURE.
     On February 3, 2011, the Registrant will host a conference call to discuss its preliminary operating results for its second fiscal quarter ended December 26, 2010. The slide package prepared for use by executive management for this conference call is attached hereto as Exhibit 99.2. All of the information in the conference call is presented as of February 3, 2011, and the Registrant does not assume any obligation to update such information in the future.
     The information included in the preceding paragraph, as well as the exhibit referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
ITEM 8.01. OTHER EVENTS.
     On February 2, 2011, the Registrant issued a press release announcing its preliminary operating results for its second fiscal quarter ended December 26, 2010, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated February 2, 2011 with respect to the Registrant’s preliminary operating results for its second fiscal quarter ended December 26, 2010.

99.2	Slide Package prepared for use in connection with the Registrant’s conference call to be held on February 3, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.
By:	/s/ CHARLES F. MCCOY
Charles F. McCoy
Vice President, Secretary and General Counsel

Dated: February 2, 2011

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated February 2, 2011 with respect to the Registrant’s preliminary operating results for its second fiscal quarter ended December 26, 2010.

99.2	Slide Package prepared for use in connection with the Registrant’s conference call to be held on February 3, 2011.